ALLIANCE
                          ----------------------------
                                VARIABLE PRODUCTS
                          ----------------------------
                                   SERIES FUND
                          ----------------------------
                                    AMERICAS
                          ----------------------------
                                GOVERNMENT INCOME
                          ----------------------------
                                    PORTFOLIO
                          ----------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2002

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

AMERICAS GOVERNMENT INCOME PORTFOLIO      Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

January 16, 2003

Dear Investor:

The following is an update of Alliance Variable Products Series Fund Alliance Americas Government Income Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2002.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio invests in government securities denominated in local currency and U.S. dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. dollar.

INVESTMENT RESULTS
Periods Ended December 31, 2002

                                                       Total Returns

                                                                      Since
                                                 1 Year   5 Years   Inception*
                                               ---------  --------  ----------
Alliance Americas Government Income Portfolio    10.99%    7.93%      8.67%

Lehman Brothers Aggregate Bond Index             10.25%    7.55%      8.10%

Lehman Brothers Intermediate-Term Government
Bond Index                                        8.93%    7.11%      7.42%

      Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     The Portfolio's inception date is 5/3/94.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The unmanaged Lehman Brothers Intermediate-Term Government Bond Index measures performance of bonds in the one- to 10- year maturity range. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Americas Government Income Portfolio.

The Portfolio's performance is compared to the Lehman Brothers (LB) Aggregate Bond Index, a standard measure of the performance of the overall U.S. bond market, and to the LB Intermediate-Term Government Bond Index, which measures the performance of U.S. bonds in the 1-to 10-year-maturity range. During the 12-month period ended December 31, 2002, the Portfolio outperformed both benchmarks returning 10.99% versus 10.25% for the LB Aggregate Bond Index and 8.93% for the LB Intermediate-Term Government Bond Index. The Portfolio's holdings of longer duration U.S. Treasury securities were the primary source of the Portfolio's outperformance relative to the index. The Portfolio's country weightings of emerging market debt securities and local currency, however had mixed results.

The U.S. Treasury market was driven during the annual period by a flight to quality and the U.S. Federal Reserve's willingness to cut interest rates. Several shocks during the year were absorbed by the U.S. markets including the after effects of the terrorist attack of September 11, corporate governance scandals, a sharp drop in equity valuations, as well as the potential of actions against Iraq. As a consequence, the U.S. Federal Reserve lowered interest rates to historic lows to help spur an anemic domestic economy. All of these economic, corporate and political developments contributed to the strength of the U.S. Treasury market and enhanced the Portfolio's performance. This was due to the Portfolio's overweight of U.S. Treasuries relative to the index. The Portfolio's Canadian government holdings, however had a relatively neutral effect on performance.

Providing mixed results to the Portfolio's performance were its holdings of local Mexican debt. Although Mexican sovereign debt provided income to the Portfolio and prices continued to rise as yields fell, the weakening Mexican peso offset any benefit. Similar to the U.S. Treasury market, Mexican debt was helped by a general flight to quality. Mexico's economy, which is more integrated with the U.S. economy than with other central and Latin

AMERICAS GOVERNMENT INCOME PORTFOLIO      Alliance Variable Products Series Fund
================================================================================

American economies, provided a safe haven for those seeking to avoid risk in the region. However, like the U.S. dollar, the peso weakened due to the economic slowdown and sluggish recovery in the U.S.

MARKET OVERVIEW

The global economic recovery stalled since the spring, led by a loss of economic momentum in the United States. Although U.S. economic growth surpassed expectations for the first quarter of 2002, continued weakness in the labor market, anemic business spending, and a sharp decline in equity valuations dampened prospects for a stronger and quicker economic recovery during the summer months. Second quarter growth subsequently slowed to a 1.3% annualized pace prior to rebounding in the third quarter to 4.0%. The U.S. Federal Reserve, as a result, maintained an accommodative monetary policy with the Federal Funds rate reaching a multi-decade low of 1.25% with November's 50 basis point reduction. Consumer spending, which accounts for two/thirds of gross domestic product (GDP), continued to be the primary catalyst for growth spurred by low interest rates. The housing market was particularly strong as individual investors shifted assets away from the volatile equity markets.

Credit risk free assets performed best during the period, led by U.S. Treasuries with an 11.79% annual return. Risk aversion led to a rally in safer government securities, and yields on U.S. Treasuries declined significantly across the maturity spectrum. Canadian government debt posted a local return of 8.31% (7.57% in U.S. dollar terms). U.S. Treasury returns outperformed their Canadian counterparts due to the fact that the economic slowdown was much deeper in the U.S., enhancing the premium for risk free assets as well as the U.S. Federal Reserve's willingness to lower interest rates. In the emerging market arena, Mexico returned 16.38% in U.S. dollar terms. However, the decline of the peso significantly blunted the performance of locally held bonds.

INVESTMENT STRATEGY

During the annual reporting period, the Portfolio moderately reduced its holdings in Mexican sovereign debt, and more significantly reduced U.S. Treasury securities in favor of adding U.S. mortgage pass-through securities and Canadian government debt. We reduced the Portfolio's allocation to Mexico as the U.S. recovery began to falter earlier in the year. With Mexico's economy more closely aligned with that of the United States, any slowdown in the U.S. would have had negative consequences in Mexico. The U.S. is currently the largest importer of Mexican goods.

The Portfolio's shift away from U.S. Treasuries continued late in the period as we believed the U.S. economy had bottomed and the U.S. Federal Reserve was reaching the end of its easing cycle. We became less positive on U.S. Treasuries in light of an expectation for rising Treasury yields, as well as the likelihood for increased Treasury issuance given the burgeoning federal budget deficit. Within the Portfolio's U.S. allocation, we replaced some of its U.S. government securities with a substantive position in Federal National Mortgage Association
(FNMA) 30-year mortgage pass-throughs. We believed that mortgage-pass through securities offered a favorable alternative to Treasury securities with an opportunity to add yield. Supply of mortgage pass-though securities should moderate in the upcoming months now that most refinancing activity has already occurred. We also favored Canadian debt due to the strengthening of their currency relative to the U.S. dollar and Mexican peso.

OUTLOOK

We remain optimistic for 2003 when we expect real GDP to grow at 4%. Although the risk of war with Iraq remains a shadow, the outlook for 2003 continues to brighten. Not only has the business sector gone through a major recessionary cleansing of its capital spending, inventory, payroll and borrowing positions, but stimulus is becoming broader and is now benefiting the sectors that need it most, such as manufacturing. Labor market indicators remain mixed, but the downward trend in jobless claims suggests that the jobless rate may be peaking for the cycle.

AMERICAS GOVERNMENT INCOME PORTFOLIO      Alliance Variable Products Series Fund
================================================================================

Critical to our economic outlook is an increase in capital spending. Since its peak in the third quarter of 2000, over-investment has been unwound in a big way. Nonresidential capital spending, which includes spending on structures, equipment and software, has declined by $170 billion. That decline is equal to 15% of the current level of nonresidential spending -- by far the largest and longest correction in business spending since World War II.

An improvement in the U.S. economy bodes well for Mexico since it would increase demand for Mexican imports. We remain concerned however, about the weakening of the peso and may continue to reduce the Portfolio's exposure. Other upcoming variables for Mexico include the 2003 budget and prospects for approval of energy reform.

In the near-term, we will continue to reduce the Portfolio's duration of U.S. Treasuries. We favor Canadian government bonds, as we believe they will outperform U.S. Treasuries. We expect the safe haven premium on U.S. Treasuries will eventually begin to unwind now that the U.S. economy has past its cyclical bottom and improvement is expected in 2003.

We appreciate your investment in Alliance Americas Government Income Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Paul J. DeNoon

Paul J. DeNoon
Vice President and Portfolio Manager


/s/ S. Sean Kelleher

S. Sean Kelleher
Vice President and Portfolio Manager


/s/ Ivan Rudolph-Shabinsky

Ivan Rudolph-Shabinsky
Vice President and Portfolio Manager

AMERICAS GOVERNMENT INCOME PORTFOLIO      Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE
ALLIANCE AMERICAS GOVERNMENT INCOME PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
5/31/94* - 12/31/02

[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Alliance Americas Government Income Portfolio: $20,554
Lehman Brothers Aggregate Bond Index:          $18,802

                  Alliance Americas           Lehman Brothers Aggregate
                Government Income Trust            Bond Index
5/31/94*               $10,000                        $10,000
12/31/94                 8,790                        $ 9,708
12/31/95               $10,786                        $11,501
12/31/96               $12,803                        $11,919
12/31/97               $14,035                        $13,069
12/31/98               $14,606                        $14,024
12/31/99               $15,906                        $14,088
12/31/00               $17,877                        $15,726
12/31/01               $18,519                        $17,054
12/31/02               $20,554                        $18,802

Past performance is no guarantee of future results. This chart illustrates the total value of an assumed $10,000 investment in the Portfolio (from 5/31/94* to 12/31/02) as compared to the performance of appropriate broad-based indices.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Americas Government Income Portfolio.

--------------------------------------------------------------------------------

*     Since closest month-end after Portfolio's inception date of 5/3/94.

AMERICAS GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

                                                      Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
LONG-TERM
INVESTMENTS-91.3%
CANADA-8.9%
GOVERNMENT/AGENCY
OBLIGATIONS-8.9%
   Government of Canada
   6.00%, 6/01/11 (a) .............            CA$         1,460     $ 1,008,035
   8.00%, 6/01/27 (a) .............                        2,675       2,287,136
   10.25%, 3/15/14 (a) ............                        2,090       1,930,257
Province of British Columbia
   8.00%, 9/08/23 (a) .............                          400         321,360
Province of Manitoba
   7.75%, 12/22/25 (a) ............                          450         354,588
Province of Ontario
   6.10%, 12/02/11 (a) ............                          300         205,326
Province of Saskatchewan
   9.60%, 2/04/22 (a) .............                          400         366,897
                                                                     -----------
Total Canadian Securities
   (cost $6,101,478) ..............                                    6,473,599
                                                                     -----------
MEXICO-22.2%
GOVERNMENT/AGENCY
   OBLIGATIONS-22.2%
Banco Nacional De Comercio
   11.00%, 12/10/05 (a) ...........            MXP        16,850       1,657,510
Mexican Government Bonds
   9.50%, 3/08/07 (a) .............                       19,612       1,884,714
   10.50%, 8/24/06 (a) ............                       28,007       2,802,860
   10.50%, 7/14/11 (a) ............                        4,628         477,790
   10.50%, 7/14/11 (a) ............                       12,489       1,289,288
   13.50%, 3/02/06 (a) ............                       22,430       2,429,748
   14.50%, 5/12/05 (a) ............                       52,070       5,569,750
                                                                     -----------
Total Mexican Securities
   (cost $16,587,419) .............                                   16,111,660
                                                                     -----------
UNITED STATES-60.2%
FEDERAL/AGENCY
   OBLIGATIONS-23.8%
Federal Home Loan
   Mortgage Corp.
   5.75%, 1/15/12 .................            US$         5,000       5,573,430
Federal National
   Mortgage Association
   5.375%, 11/15/11 (a) ...........                        5,000       5,430,675
   6.50%, 1/25/33 .................                        5,000       5,206,250
   7.00%, 3/01/32 (a) .............                          990       1,041,678
Government National
   Mortgage Association
   9.00%, 9/15/24 (a) .............                           23          26,126
                                                                     -----------
                                                                      17,278,159
                                                                     -----------
U.S. TREASURY SECURITIES-36.4%
U.S. Treasury Bonds 3.375%, (TIPS)
     4/15/32 (a) ..................            US$         3,064     $ 3,535,629
   6.125%, 8/15/29 (a) ............                        1,400       1,644,016
   8.125%, 8/15/19 (a) ............                        2,000       2,786,408
U.S. Treasury Notes 3.625%, (TIPS)
     1/15/08 (a) ..................                        2,244       2,463,143
   4.875%, 2/15/12 (a) ............                          850         923,279
   5.625%, 5/15/08 (a) ............                        5,260       5,969,280
U.S. Treasury Strips
   0.00%, 5/15/13 (a) .............                        3,500       2,230,774
   8.00%, 11/15/21 (a) ............                       14,700       5,477,470
   9.25%, 2/15/16 (a) .............                        2,500       1,339,882
                                                                     -----------
                                                                      26,369,881
                                                                     -----------
Total United States Securities
   (cost $40,292,318) .............                                   43,648,040
                                                                     -----------
Total Long-Term Investments
   (cost $62,981,215) .............                                   66,233,299
                                                                     -----------
SHORT-TERM
   INVESTMENTS-14.5%
TIME DEPOSIT-0.6%
State Street Euro Dollar
   0.75%, 1/02/03 .................                          453         453,000
                                                                     -----------
REPURCHASE
   AGREEMENT-13.9%
Greenwich Funding Corp.
   1.25%, dated 12/31/02,
   due 1/02/03 in the amount
   of $10,100,701
   (cost $10,100,000;
   collateralized by
   $9,025,000 FNMA,
   6.00%, due 5/15/11,
   value $10,200,958) .............                       10,100      10,100,000
                                                                     -----------
Total Short-Term
   Investments
   (cost $10,553,000) .............                                   10,553,000
                                                                     -----------
TOTAL
   INVESTMENTS-105.8%
   (cost $73,534,215) .............                                   76,786,299
                                                                     -----------

                                          Alliance Variable Products Series Fund
================================================================================

                                                   Contracts
                                                      (000)         U.S. $ Value
--------------------------------------------------------------------------------
PUT Option
   WRITTEN-(0.0%)
Mexican Peso
   expiring January 2003
   @ $10.20 (b) (premium
   received $30,772) .................                12,850       $    (33,075)
                                                                   ------------
TOTAL INVESTMENTS,
   NET OF OUTSTANDING
   PUT OPTION
   WRITTEN-105.8%
   (cost $73,503,443) ................                               76,753,224
Other assets less
   liabilities (c)-(5.8%) ............                               (4,210,132)
                                                                   ------------
NET ASSETS-100% ......................                             $ 72,543,092
                                                                   ============

-------------------------------------------------------------------------------

(a) Positions, or portion thereof, with an aggregate market value of $61,027,049 have been segregated to collateralize forward exchange currency contracts.

(b)   Non-income producing security.

(c) Includes cash collateral received of $3,532,500 for securities on loan as of December 31, 2002 (see Note F). The lending agent invested the cash in a short-term investment as follows:

                                          Current
                                            Yield        Shares          Value
                                          --------      ---------     ----------
      UBS Private Money Market Fund, LLC    1.46%       3,532,500     $3,532,500

      Currency Abbreviations:

      CA$  - Canadian Dollar
      MXP  - Mexican Peso
      US$  - United States Dollar

      Glossary of Terms:

      FNMA - Federal National Mortgage Association
      TIPS - Treasury Inflation Protected Security

      See Notes to Financial Statements.

AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $73,534,215) ......................   $ 76,786,299(a)
   Cash ........................................................................            651
   Collateral held for securities loaned .......................................      3,532,500
   Dividends and interest receivable ...........................................        897,767
   Receivable for capital stock sold ...........................................        145,148
   Net unrealized appreciation of foreign exchange currency contracts ..........         26,198
                                                                                   ------------
   Total assets ................................................................     81,388,563
                                                                                   ------------
LIABILITIES
   Outstanding put option written, at value (premium received $30,772) .........         33,075
   Payable for investment securities purchased .................................      5,189,861
   Payable for collateral received on securities loaned ........................      3,532,500
   Advisory fee payable ........................................................         39,235
   Payable for capital stock redeemed ..........................................            145
   Accrued expenses ............................................................         50,655
                                                                                   ------------
   Total liabilities ...........................................................      8,845,471
                                                                                   ------------
NET ASSETS .....................................................................   $ 72,543,092
                                                                                   ============
COMPOSITION OF NET ASSETS
   Capital stock, at par .......................................................   $      5,734
   Additional paid-in capital ..................................................     68,694,336
   Undistributed net investment income .........................................      3,247,656
   Accumulated net realized loss on investment and foreign currency transactions     (2,669,127)
   Net unrealized appreciation of investments and foreign currency denominated
     assets and liabilities ....................................................      3,264,493
                                                                                   ------------
                                                                                   $ 72,543,092
                                                                                   ============
Class A Shares
   Net assets ..................................................................   $ 72,307,356
                                                                                   ============
   Shares of capital stock outstanding .........................................      5,715,249
                                                                                   ============
   Net asset value per share ...................................................   $      12.65
                                                                                   ============
Class B Shares
   Net assets ..................................................................   $    235,736
                                                                                   ============
   Shares of capital stock outstanding .........................................         18,599
                                                                                   ============
   Net asset value per share ...................................................   $      12.67
                                                                                   ============

--------------------------------------------------------------------------------

(a)   Includes securities on loan with a value of $3,535,629 (see Note F). See

      Notes to Financial Statements.

AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2002              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest ....................................................    $ 3,783,792
                                                                    -----------
EXPENSES
   Advisory fee ................................................        385,387
   Distribution fee-Class B ....................................             44
   Custodian ...................................................        102,872
   Administrative ..............................................         69,000
   Audit and legal .............................................         43,619
   Printing ....................................................         12,026
   Transfer agency .............................................            947
   Directors' fees and expenses ................................            937
   Miscellaneous ...............................................          6,361
                                                                    -----------
   Total expenses ..............................................        621,193
   Less: expenses waived and reimbursed (see Note B) ...........        (70,570)
                                                                    -----------
   Net expenses ................................................        550,623
                                                                    -----------
   Net investment income .......................................      3,233,169
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
     Investment transactions ...................................        473,447
     Foreign currency transactions .............................        (19,561)
     Written options ...........................................         18,253
   Net change in unrealized appreciation/depreciation of:
     Investments ...............................................      2,495,737
     Foreign currency denominated assets and liabilities .......         11,092
     Written option ............................................         (2,303)
                                                                    -----------
   Net gain on investment and foreign currency transactions ....      2,976,665
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................    $ 6,209,834
                                                                    ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                               Year Ended       Year Ended
                                                                              December 31,     December 31,
                                                                                  2002             2001
                                                                              =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ..................................................   $   3,233,169    $   3,113,120
   Net realized gain (loss) on investment and foreign currency transactions         472,139       (2,640,327)
   Net change in unrealized appreciation/depreciation of investments
     and foreign currency denominated assets and liabilities ..............       2,504,526          717,334
                                                                              -------------    -------------
   Net increase in net assets from operations .............................       6,209,834        1,190,127
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Class A ..............................................................      (3,128,359)      (2,671,875)
   Net realized gain on investment transactions
     Class A ..............................................................        (293,014)        (381,696)
CAPITAL STOCK TRANSACTIONS
   Net increase                                                                  18,609,079       19,855,135
                                                                              -------------    -------------
   Total increase .........................................................      21,397,540       17,991,691
NET ASSETS
   Beginning of period ....................................................      51,145,552       33,153,861
                                                                              -------------    -------------
   End of period (including undistributed net investment income of
     $3,247,656 and $3,046,154, respectively) .............................   $  72,543,092    $  51,145,552
                                                                              =============    =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Americas Government Income Portfolio (formerly the North American Government Income Portfolio) (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc., (the "Fund"). The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance Capital Management L.P., considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the government of the United States, Canada, or Mexico, their political subdivisions (including Canadian provinces, but excluding States of the United States), agencies, instrumentalities or authorities. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Repurchase Agreements

It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

7. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, the tax treatment of bond premium and the treatment of paydown gains/losses, resulted in a net increase in undistributed net investment income and a corresponding increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annual rate of .65 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and reimburse additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% of the average daily net assets for Class A shares. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2002. Any expense waivers or reimbursements are accrued daily and paid monthly. For the year ended December 31, 2002, the Adviser waived fees in the amount of $1,570.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2002, the Adviser voluntarily waived such reimbursement in the amount of $69,000.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For

                                          Alliance Variable Products Series Fund
================================================================================

this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2002, were as follows:

Purchases:
Stocks and debt obligations ...............................          $14,756,444
U.S. government and agency obligations ....................           37,088,775
Sales:

Stocks and debt obligations ...............................          $ 4,957,463
U.S. government and agency obligations ....................           28,000,989

At December 31, 2002, the cost of investments for federal income tax purposes was $73,569,041. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding written option and foreign currency transactions) are as follows:

Gross unrealized appreciation ..........................            $ 3,807,501
Gross unrealized depreciation ..........................               (590,243)
                                                                    -----------
Net unrealized appreciation ............................            $ 3,217,258
                                                                    ===========

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of outstanding forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2002, the Portfolio had outstanding forward exchange currency contracts as follows:

                                          Contract       U.S. $ Value        U.S. $        Unrealized
                                           Amount       on Origination      Current      Appreciation/
                                            (000)            Date            Value       (Depreciation)
                                        =============   ==============   =============   =============
Forward Exchange Currency
Buy Contract

Mexican Peso, settling 1/17/03 .....            7,872    $     771,154   $     752,921   $     (18,233)

Forward Exchange Currency
Sale Contracts

Canadian Dollar, settling 1/09/03 ..              206          131,705         130,295           1,410
Mexican Peso, settling 1/17/03 .....           10,265          995,317         981,856          13,461
Mexican Peso, settling 1/31/03 .....           29,623        2,855,338       2,825,778          29,560
                                                                                         -------------
                                                                                         $      26,198
                                                                                         =============

AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call and put options on U.S. government securities, foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended December 31, 2002 were as follows:

                                                      Number of
                                                      Contracts      Premiums
                                                     ===========    ===========
Options outstanding at beginning of the period ....           -0-   $        -0-
Options written ...................................   75,750,000         61,291
Options terminated in closing purchase transactions  (30,300,000)       (15,651)
Options expired ...................................  (32,600,000)       (14,868)
                                                     -----------    -----------
Options outstanding at December 31, 2002 ..........   12,850,000    $    30,772
                                                     ===========    ===========
NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:


                                                       2002              2001
                                                    ==========        ==========
Distributions paid from:
   Ordinary income .........................        $3,178,792        $2,701,236
   Net long-term capital gains .............           242,581           352,335
                                                    ----------        ----------
Total taxable distributions ................         3,421,373         3,053,571
                                                    ----------        ----------
Total distributions paid ...................        $3,421,373        $3,053,571
                                                    ==========        ==========

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ..........................         $ 3,377,298
Accumulated capital and other losses ...................          (2,737,745)(a)
Unrealized appreciation/(depreciation) .................           3,203,469(b)
                                                                 -----------
Total accumulated earnings/(deficit) ...................         $ 3,843,022
                                                                 ===========

(a) On December 31, 2002, the Portfolio had a net capital loss carryforward of $2,663,716 all of which will expire in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, post October capital losses and post October currency losses of $5,411 and $28,527 respectively. As of December 31, 2002, the Portfolio deferred tax straddle losses of $40,091.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the difference between book and tax amortization methods for premium.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/PaineWebber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2002, the Portfolio had loaned securities with a value of $3,535,629 and received cash collateral of $3,532,500, which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the year ended December 31, 2002, the Portfolio earned fee income of $1,881, which is included in interest income in the accompanying statement of operations.

--------------------------------------------------------------------------------

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                      ----------------------------------   ----------------------------------
                                                    SHARES                                AMOUNT
                                      ------------------ ---------------   ----------------------------------
                                        Year Ended         Year Ended        Year Ended         Year Ended
                                       December 31,       December 31,      December 31,       December 31,
                                            2002               2001              2002               2001
                                      ===============    ===============   ===============    ===============
Class A
Shares sold .......................         2,480,537          2,791,791   $    30,440,728    $    34,791,591
Shares issued in reinvestment of
   dividends and distributions ....           292,175            242,732         3,421,374          3,053,571
Shares redeemed ...................        (1,261,323)        (1,436,830)      (15,485,422)       (17,990,027)
                                      ---------------    ---------------   ---------------    ---------------
Net increase ......................         1,511,389          1,597,693   $    18,376,680    $    19,855,135
                                      ===============    ===============   ===============    ===============


                                      July 22, 2002*                       July 22, 2002*
                                      to December 31,                      to December 31,
                                           2002                                 2002
                                      ===============                      ===============
Class B
Shares sold .......................            22,560                      $       281,846
Shares issued in reinvestment of
   dividends and distributions ....                -0-                                  -0-
Shares redeemed ...................            (3,961)                             (49,447)
                                      ---------------                      ---------------
Net increase ......................            18,599                      $       232,399
                                      ===============                      ===============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

*     Commencement of distribution.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE I: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2002.

AMERICAS GOVERNMENT INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          ----------------------------------------------------------
                                                                                Class A
                                                          ----------------------------------------------------------
                                                                         Year Ended December 31,
                                                          =========================================================
                                                            2002          2001(a)     2000        1999        1998
                                                          =======       =======     =======     =======     =======
Net asset value, beginning of period ..................   $ 12.17       $ 12.72     $ 12.42     $ 12.55     $ 12.97
                                                          -------       -------     -------     -------     -------
Income From Investment Operations
Net investment income (b)(c) ..........................       .67           .92        1.08        1.22        1.16
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions ..................       .61          (.43)        .37        (.16)       (.65)
                                                          -------       -------     -------     -------     -------
Net increase in net asset value from operations .......      1.28           .49        1.45        1.06         .51
                                                          -------       -------     -------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income ..................      (.73)         (.91)       (.96)      (1.05)       (.82)
Distributions from net realized gain on investment
   transactions .......................................      (.07)         (.13)       (.19)       (.14)       (.11)
                                                          -------       -------     -------     -------     -------
Total dividends and distributions .....................      (.80)        (1.04)      (1.15)      (1.19)       (.93)
                                                          -------       -------     -------     -------     -------
Net asset value, end of period ........................   $ 12.65       $ 12.17     $ 12.72     $ 12.42     $ 12.55
                                                          =======       =======     =======     =======     =======
Total Return
Total investment return based on net asset value (d) ..     10.99%         3.59%      12.39%       8.90%       4.07%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .............   $72,307       $51,146     $33,154     $29,411     $32,059
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ........       .93%          .95%        .95%        .95%        .86%
   Expenses, before waivers and reimbursements ........      1.05%         1.15%       1.24%       1.20%       1.17%
   Net investment income (b) ..........................      5.45%         7.35%       8.68%       9.91%       9.16%
Portfolio turnover rate ...............................        60%           57%          0%          6%          8%

--------------------------------------------------------------------------------

See footnote summary on page 17.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                                     ----------------
                                                                                         Class B
                                                                                     ----------------
                                                                                     July 22, 2002(e)
                                                                                      to December 31,
                                                                                           2002
                                                                                     ================
Net asset value, beginning of period ..............................................       $12.04
                                                                                          ------
Income From Investment Operations
Net investment income (c) .........................................................          .42
Net realized and unrealized gain on investment and foreign currency transactions ..          .21
                                                                                          ------
Net increase in net asset value ...................................................          .63
                                                                                          ------
Net asset value, end of period ....................................................       $12.67
                                                                                          ======
Total Return
Total investment return based on net asset value (d) ..............................         5.23%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........................................       $  236
Ratio to average net assets of:
   Expenses, net of waivers and reimbursement (f) .................................         1.36%
   Expenses, before waivers and reimbursement (f) .................................         1.48%
   Net investment income (f) ......................................................         4.72%
Portfolio turnover rate ...........................................................           60%

--------------------------------------------------------------------------------

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) on investments per share by $.04, and decrease the ratio of net investment income to average net assets from 7.61% to 7.35%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c)   Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)   Commencement of distribution.

(f)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Americas Government Income Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Americas Government Income Portfolio, formerly, the North American Government Income Portfolio, (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Americas Government Income Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 3, 2003

AMERICAS GOVERNMENT INCOME PORTFOLIO      Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

AMERICAS GOVERNMENT INCOME PORTFOLIO      Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                         PORTFOLIOS
                                                                                           IN FUND               OTHER
 NAME, AGE OF DIRECTOR,                            PRINCIPAL                               COMPLEX           DIRECTORSHIPS
        ADDRESS,                                  OCCUPATION(S)                          OVERSEEN BY             HELD BY
   (YEARS OF SERVICE*)                         DURING PAST 5 YEARS                         DIRECTOR             DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
John D. Carifa,** 57                    President, Chief Operating Officer and               114                   None
1345 Avenue of the Americas             a Director of Alliance Capital Management
New York, NY 10105                      Corporation ("ACMC"), with which he has
(13)                                    been associated since prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72                      Formerly an Executive Vice President and              93                   None
P.O. Box 4623                           Chief Insurance Officer of The Equitable
Stamford, CT 06903                      Life Assurance Society of the United States;
(11)                                    Chairman and Chief Executive Officer of
                                        Evlico; formerly a Director of Avon, BP
                                        Amoco Corporation (oil and gas), Ecolab
                                        Incorporated (specialty chemicals),
                                        Tandem Financial Group, and Donaldson
                                        Lufkin & Jenrette Securities
                                        Corporation.

David H. Dievler, #+, 73                Independent consultant. Until December                98                   None
P.O. Box 167                            1994 he was Senior Vice President of ACMC
Spring Lake, NJ 07762                   responsible  for mutual fund administration.
(13)                                    Prior to joining ACMC in 1984 he was
                                        Chief Financial Officer of Eberstadt
                                        Asset Management since 1968. Prior to
                                        that he was a Senior Manager at Price
                                        Waterhouse & Co. Member of American
                                        Institute of Certified Public
                                        Accountants since 1953.

John H. Dobkin, #+, 60                  Consultant. He was formerly a Senior Advisor          94                   None
P.O. Box 12                             from June 1999 - June 2000 and President
Annandale, NY 12504                     of Historic Hudson Valley (December 1989 -
(11)                                    May 1999). Previously, Director of the National
                                        Academy of Design and during 1988-92, he
                                        was Director and Chairman of the Audit
                                        Committee of ACMC.

William H. Foulk, Jr., #+, 70           Investment adviser and an independent                110                   None
Suite 100                               consultant. He was formerly Senior
2 Sound View Drive                      Manager of Barrett Associates, Inc., a
Greenwich, CT 06830                     registered investment adviser, with  which
(13)                                    he had been associated since prior to 1998.
                                        He was formerly Deputy Comptroller of
                                        the State of New York and, prior
                                        thereto, Chief Investment Officer of the
                                        New York Bank for Savings.

AMERICAS GOVERNMENT INCOME PORTFOLIO      Alliance Variable Products Series Fund
================================================================================

                                                                                         PORTFOLIOS
                                                                                           IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                            PRINCIPAL                               COMPLEX         DIRECTORSHIPS
        ADDRESS,                                  OCCUPATION(S)                          OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                         DURING PAST 5 YEARS                         DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
Clifford L. Michel, #+, 63              Senior Counsel of the law firm of Cahill             93             Placer Dome Inc.
15 St. Bernard's Road                   Gordon & Reindel since February 2001
Gladstone, NJ 07934                     and a partner of that firm for more than
(11)                                    twenty-five years prior thereto. He is
                                        President and Chief Executive Officer of
                                        Wenonah Development Company
                                        (investments) and a Director of Placer
                                        Dome Inc. (mining).

Donald J. Robinson, #+, 68              Senior Counsel to the law firm of Orrick,            92                   None
98 Hell's Peak Road                     Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161                        Formerly a senior partner and a member of
(7)                                     the Executive Committee of that firm.
                                        He was also a member and Chairman of the
                                        Municipal Securities Rulemaking Board
                                        and Trustee of the Museum of the City of
                                        New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

AMERICAS GOVERNMENT INCOME PORTFOLIO      Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's Officers is listed below.

     NAME, ADDRESS*                POSITION(S) HELD                                PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                                   DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57               Chairman & President         See biography above.

Kathleen A. Corbet, 43           Senior Vice President        Executive Vice President of ACMC, with which she has been associated since prior to 1998.

Paul J. DeNoon, 40               Vice President               Senior Vice President of ACMC with which he has been associated since prior to 1998.

S. Sean Kelleher, 41             Vice President               Senior Vice President of ACMC, with which he has been associated since 1999. Previously, he was a manager of the MBS swaps desk at
                                                              Deutsche Bank since prior to 1998.

Ivan Rudolph-Shabinsky, 39       Vice President               Senior Vice President of ACMC with which he has been associated since prior to 1998.

Edmund P. Bergan, Jr., 52        Secretary                    Senior Vice President and the General Counsel of Alliance Fund
                                                              Distributors, Inc. ("AFD") and Alliance Global Investor Services Inc.
                                                              ("AGIS"), with which he has been associated since prior to 1998.

Mark D. Gersten, 52              Treasurer and Chief          Senior Vice President of AGIS and Vice President of
                                 Financial Officer            AFD, with which he has been associated since prior to 1998.

Thomas R. Manley, 51             Controller                   Vice President of ACMC, with which he has been associated since prior to 1998.

--------------------------------------------------------------------------------

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.

                     (This page left intentionally blank.)

                     (This page left intentionally blank.)

                     (This page left intentionally blank.)